FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2011 ( January 18, 2011)

ESSEX PROPERTY TRUST, INC.
 (Exact name of registrant as specified in its charter)

001-13106
(Commission File Number)

Maryland	77-0369576

(State of Incorporation)	(I.R.S Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of principal executive offices) (Zip Code)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On  January 18, 2011, Essex Property Trust, Inc. (“Essex”) entered into six equity distribution agreements: the first with Cantor Fitzgerald & Co. (the “Cantor Agreement”), the second with KeyBanc Capital Markets Inc. (the “KeyBanc Agreement”), the third with Barclays Capital Inc. (the “Barclays Agreement”), the fourth with BMO Capital Markets Corp. (the “BMO Agreement”), the fifth with Liquidnet, Inc. (the “Liquidnet Agreement”), and the sixth with Mitsubishi UFJ Securities (USA), Inc. (individually, the “Mitsubishi Agreement”, and, together with the Cantor Agreement, the KeyBanc Agreement, the Barclays Agreement, the BMO Agreement, and the Liquidnet Agreement, collectively referred to as the “Equity Distribution Agreements”).  The Cantor Agreement and the KeyBanc Agreement supersede the agreements that Essex entered into with Cantor Fitzgerald & Co. and KeyBanc Capital Markets Inc., respectively, on March 25, 2010.  Essex entered into the Equity Distribution Agreements for the purpose of selling shares of common stock in at-the-market offerings or negotiated transactions from time to time.  Essex may offer up to an aggregate of 2,936,300 shares of common stock pursuant to all of the Equity Distribution Agreements.

A copy of the Cantor Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the Keybanc Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the Barclays Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the BMO Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the Liquidnet Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the Mitsubishi Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1	Equity Distribution Agreement between Essex Property Trust, Inc. and Cantor Fitzgerald & Co. dated January 18, 2011

10.2	Equity Distribution Agreement between Essex Property Trust, Inc. and KeyBanc Capital Markets Inc. dated January 18, 2011

10.3	Equity Distribution Agreement between Essex Property Trust, Inc. and Barclays Capital Inc., dated January 18, 2011

10.4	Equity Distribution Agreement between Essex Property Trust, Inc. and BMO Capital Markets Corp. dated January 18, 2011

10.5	Equity Distribution Agreement between Essex Property Trust, Inc. and Liquidnet, Inc., dated January 18, 2011

10.6	Equity Distribution Agreement between Essex Property Trust, Inc. and Mitsubishi UFJ Securities (USA), Inc., dated January 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essex Property Trust, Inc.

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President & Chief Financial Officer

Date:  January 18, 2011